Investment in SAFE	12 Months Ended
Dec. 31, 2025
Investment in SAFE
Investment in SAFE

Note 22.Investment in SAFE

On December 4, 2025, the Group entered into a Simple Agreement for Future Equity (“SAFE”) with EeroQ Corporation, a privately held company, for a total investment of USD 1 million. The investment does not convey equity ownership, voting rights, or significant influence at inception.

The investment is measured at cost, less impairment, as it does not have a readily determinable fair value. The Group evaluates the investment for impairment and observable price changes in orderly transactions for identical or similar investments at each reporting date.